UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2009

Strategic Diagnostics Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-68440	56-1581761
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Pencader Drive Newark, DE		19702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(302) 456-6789

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 2, 2009, Strategic Diagnostics Inc. announced that it had hired Monette Greenway as its Vice President, Marketing and Sales, and Robert Laffer as its Sales Manager for Life Sciences.  A press release describing Ms. Greenway’s and Mr. Laffer’s hiring is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release, dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Diagnostics Inc.

February 3, 2009	By:	/s/ Francis M. DiNuzzo
Name: Francis M. DiNuzzo
Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release, dated February 3, 2009.